UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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INNOVIVA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2017

Dear Fellow Innoviva Shareholder:

THE STAKES ARE HIGH—AND WE THINK THE CHOICE IS CLEAR:

PLEASE VOTE THE WHITE PROXY CARD TODAY!

The Annual Stockholders Meeting of Innoviva, Inc. is just days away.  We urge you to protect your investment by using the enclosed WHITE proxy card to vote FOR your Board of Directors’ nominees.  Since time is short, please vote TODAY by telephone or by Internet, to ensure that your shares are timely represented.

YOUR HIGHLY QUALIFIED AND INDEPENDENT BOARD HAS A STRATEGY THAT IS PRODUCING RESULTS

Innoviva has delivered a 32% compounded growth rate in royalties over the last 10 reported quarters through an efficient, low-cost structure. With strong and consistent growth in profits, we have been able to deliver increasing returns to shareholders — including capital returns of more than $210 million to investors since the first quarter of 2015.

Strong Growth in Quarterly Profits

SARISSA PROPOSES TO SEVERELY ALTER INNOVIVA’S SUCCESSFUL STRATEGY

Sarissa Capital, under the leadership of Alexander Denner, has advocated that its nominees carry out high-risk cost-cutting once elected, which we believe would greatly impact the ability of your Company to continue its current growth trajectory.  We think shareholders should be alarmed by that fact that during Mr. Denner’s 52-month tenure as Enzon Pharmaceuticals’ board chair, which includes Sarissa Capital nominee Dr. Kostas’ tenure as a director, Enzon Pharmaceuticals reduced G&A expenses to ~$9 million, and revenues dropped 81%.  Enzon shareholders also suffered a 82.9% decline in stock price and a 51.7% drop in Total Shareholder Return.  Please don’t expose Innoviva shareholders to a similar value destruction.

We urge all shareholders to protect the value of their investment by voting the WHITE proxy card TODAY.

Thank you for your support,

The Board of Directors of Innoviva, Inc.

TIME IS SHORT—PLEASE VOTE BY TELEPHONE OR BY INTERNET TODAY!

If you have questions about how to vote your shares, please contact:

INNISFREE M&A INCORPORATED

(888) 750-5834 (TOLL-FREE from the U.S. and Canada)

or (412) 232-3651 (from other locations)

Banks and Brokers May Call Collect: (212) 750-5833

Forward-Looking Statements

This letter contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Innoviva intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “expect”, “goal”, “intend”, “objective”, “opportunity”, “plan”, “potential”, “target” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve substantial risks, uncertainties and assumptions. These statements are based on the current estimates and assumptions of the management of Innoviva as of the date of this letter and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Innoviva to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: lower than expected future royalty revenue from respiratory products partnered with GSK, the commercialization of RELVAR®/BREO® ELLIPTA® and ANORO® ELLIPTA® in the jurisdictions in which these products have been approved; the strategies, plans and objectives of Innoviva (including Innoviva’s growth strategy and corporate development initiatives beyond the existing respiratory portfolio); the timing, manner, amount and planned growth of anticipated potential capital returns to shareholders (including, without limitation, statements regarding Innoviva’s expectations of future purchases under its capital return programs and future cash dividends); the status and timing of clinical studies, data analysis and communication of results; the potential benefits and mechanisms of action of product candidates; expectations for product candidates through development and commercialization; the timing of regulatory approval of product candidates; and projections of revenue, expenses and other financial items. Other risks affecting Innoviva are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Innoviva’s Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of Innoviva’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, to be filed with the SEC in the second quarter of 2017. In addition to the risks described above and in Innoviva’s other filings with the SEC, other unknown or unpredictable factors also could affect Innoviva’s results. Past performance is not necessarily indicative of future results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The information in this letter is provided only as of the date hereof, and Innoviva assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Reconciliation of Non-GAAP Financial Measures to GAAP

In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, Innoviva’s reported results. Innoviva believes that the non-GAAP financial information provided in this letter can assist investors in understanding and assessing Innoviva’s on-going operations and prospects for the future and provides an additional tool for investors to use in comparing Innoviva’s financial results with other companies in Innoviva’s industry or with similar operating profiles. Investors are encouraged to review the reconciliation of Innoviva’s non-GAAP financial measures to their most directly comparable GAAP financial measures.

Please see the reconciliation that follows for additional information and the reconciliations of these non-GAAP financial measures to the closest GAAP financial measures.

Reconciliation of GAAP to Non-GAAP Operating Results

(in thousands)

	Eight Quarters Ended Dec. 31, 2016	Twelve Months Ended Dec. 31, 2016
	(unaudited)	(unaudited)
EBITDA:
GAAP net income	$40,776	$59,536
Non-GAAP adjustments:
Interest expense (income), net	103,294	51,834
Stock-based compensation	15,171	8,297
Depreciation	240	131

Amortization of capitalized fees paid to a related party	27,646	13,823
*Adjusted EBITDA	$187,127	$133,621